                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934



     Date of Report (Date of earliest event reported):  February
18, 1998


                           CONSOLIDATED NATURAL GAS COMPANY


               (Exact name of registrant as specified in its charter)



           Delaware                    1-3196                 13-
0596475


     (State of incorporation)       (Commission             (IRS
Employer
                                    File Number)
Identification No.)




           CNG Tower, 625 Liberty Avenue,   Pittsburgh, PA  15222-
3199


          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  (412)
690-1000



                                    Not Applicable


          (Former name or former address, if changed since last
report.)
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ITEM 5.    OTHER EVENTS

On February 17, 1998, Consolidated Natural Gas Company issued two press releases concerning earnings, reserves, production and other matters.  Copies of these press releases are hereby
incorporated by reference and made a part of this filing as
Exhibits 1 and 2 hereto.
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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED NATURAL GAS
COMPANY

________________________________
                                                   (Registrant)


                                          By        D. M.
WESTFALL

______________________________
                                                   (D. M.
Westfall)
                                                Senior Vice
President
February 18, 1998                            and Chief Financial
Officer